E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® A NASDAQ Traded Company - Symbol HBNC INVESTOR PRESENTATION JULY 26, 2023

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Forward-Looking Statements This presentation may contain forward–looking statements regarding the financial performance, business prospects, growth and operating strategies of Horizon Bancorp, Inc. and its affiliates (collectively, “Horizon”). For these statements, Horizon claims the protection of the safe harbor for forward–looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in this presentation should be considered in conjunction with the other information available about Horizon, including the information in the filings we make with the Securities and Exchange Commission (the “SEC”). Forward–looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward–looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance. Although management believes that the expectations reflected in such forward–looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include: current financial conditions within the banking industry, including the effects of recent failures of other financial institutions, liquidity levels, and responses by the Federal Reserve, Department of the Treasury, and the Federal Deposit Insurance Corporation to address these issues; changes in the level and volatility of interest rates, changes in spreads on earning assets and changes in interest bearing liabilities; increased interest rate sensitivity; the ability of Horizon to remediate its material weaknesses in its internal control over financial reporting; continuing increases in inflation; loss of key Horizon personnel; increases in disintermediation; potential loss of fee income, including interchange fees, as new and emerging alternative payment platforms take a greater market share of the payment systems; estimates of fair value of certain of Horizon’s assets and liabilities; changes in prepayment speeds, loan originations, credit losses, market values, collateral securing loans and other assets; changes in sources of liquidity; economic conditions and their impact on Horizon and its customers, including local and global economic recovery from the pandemic; legislative and regulatory actions and reforms; changes in accounting policies or procedures as may be adopted and required by regulatory agencies; litigation, regulatory enforcement, and legal compliance risk and costs; rapid technological developments and changes; cyber terrorism and data security breaches; the rising costs of cybersecurity; the ability of the U.S. federal government to manage federal debt limits; climate change and social justice initiatives; material changes outside the U.S. or in overseas relations, including changes in U.S. trade relations related to imposition of tariffs, Brexit, and the phase out of the London Interbank Offered Rate (“LIBOR”); the inability to realize cost savings or revenues or to effectively implement integration plans and other consequences associated with mergers, acquisitions and divestitures; acts of terrorism, war and global conflicts, such as the Russia and Ukraine conflict; and supply chain disruptions and delays. These and additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Horizon’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s website (www.sec.gov). Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Horizon does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law. Non-GAAP Measures Certain non-GAAP financial measures are presented herein. Horizon believes they are useful to investors and provide a greater understanding of Horizon’s business without giving effect to non-recurring costs and non-core items. For each non-GAAP financial measure, we have presented comparable GAAP measures and reconciliations of the non-GAAP measures to those GAAP measures in the Appendix to this presentation. Please see slides 30-36. Important Information 2

Seasoned Management Team



Thomas M. Prame
President & Chief Executive Officer
- 29 Years of Banking Experience
- 21 Years in Executive Leadership Roles



Mark E. Secor
EVP & Chief Financial Officer
- 35 Years of Banking and Public Accounting Experience
- 15 Years with Horizon as CFO and EVP of Horizon



Kathie A. DeRuiter
EVP & Senior Operations Officer
- 34 Years of Banking and Operational Experience
- 23 Years as Senior Bank Operations Officer



Lynn M. Kerber
EVP & Chief Commercial Banking Officer
- 33 Years of Banking Experience
- 6 Years with Horizon as Senior Commercial Credit Officer



Todd A. Etzler
EVP & Corporate Secretary & General Counsel
- 32 Years of Corporate Legal Experience and 13 years of General Counsel Experience
- 6 Years as General Counsel



Noe S. Najera
EVP, Senior Retail & Mortgage Lending Officer
- 22 Years of Banking Experience
- 8 Years with Horizon, 4 Years as SVP Retail Lending

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Our Indiana & Michigan Markets


Loans
$1.8B
Deposits
$1.8B
Charlevoix
Cadillac
Midland
MICHIGAN
Grand Rapids
Lansing
Troy
Chicago
South Bend
Fort Wayne
Lafayette
INDIANA
Indianapolis
Columbus
Loans
$2.9B
Deposits
$4.0B

Most-recent-quarter-end balances for IN and MI, with loans excluding mortgage warehouse and purchased HELOCs

Highly Attractive

We serve some of the most economically attractive Midwest markets through more than 70 strategically located, full-service branchess in Indiana and Michigan.

Our markets have desirable business and investment environments, lower taxes, affordable housing, infrastructure and quality of life that attract new companies and households.

Northwest Indiana, where Horizon is headquartered, will benefit from the new South Shore Line commuter rail and increasingly easy access to nearby Chicago.

Home for Major Brands

Some of the largest national and global companies in industries such as medical devices, pharmaceuticals, agribusiness, automotive/mobility, alternative energy, and high-tech manufacturing have headquarters/major facilities in our markets. Additionally, there are flourishing ecosystems of supporting suppliers, professional services firms, and spin-offs.

Our branch network serves the thriving communities that are home to renowned universities including the University of Notre Dame, Purdue University, Indiana University, University of Michigan, Michigan State University and Grand Valley State University.

Diverse In-Market Opportunities

Horizon is a well recognized community banking partner across its footprint.

Our lead business lines of Commercial and Retail Banking are complimented by well developed platforms in Treasury Management, Wealth, Mortgage Banking and consumer lending, expanding our client value proposition and revenue streams.

Horizon's core deposit franchise is grounded in the long tenure of its clients, significant market share, and density of the bank's in-market deposit relationships.

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HORIZON BANK

2Q23 Highlights

Profitability

- Solid net income of $18.8 million* / adjusted $17.6 million**
- NIM of 2.69%* / adjusted 2.57%**
- Increase in non-interest income of 14% from Q1
- Continued disciplined operating model with 1.86% of non-interest expense/average assets, annualized
- Diluted EPS of $0.43* / adjusted $0.41**

Stable Core Deposits

- Total deposits consistent, continued shift in mix
  - Consumer & Commercial portfolios modestly down - $109MM
  - Public portfolio increased $118MM
- Diligent oversight of pricing and funding costs

Loan Growth

- Total loans up 2.2% annualized Q2 and 5.3% annualized YTD, with expected full-year growth of 6-8% for 2023
- Portfolio yields increased through growth in higher yielding loans replacing low yielding assets
- Excellent credit metrics, reflective of discipline and sound operating model

* Includes favorable impact of $1.45 million swap termination fee
** See Footnote Index and non-GAAP reconciliations in Appendix.

($000s except per share data)	2Q23	Change % vs. 1Q23
Income Statement		
Pre-tax, pre-provision net income**	$20,895	2.76%
Reported net income	$18,763	2.94%
Diluted EPS	$0.43	2.38%
Annualized non-interest exp. / avg. assets	1.86%	7 bps
Return on average assets	0.96%	2 bps
Return on average common equity	10.59%	(7) bps
Return on average tangible equity**	13.94%	(24) bps
Balance Sheet		
Total loans	$4,273,193	0.6%
Total deposits	$5,709,332	0.1%
Credit Quality		
NPA / total assets ratio	0.30%	3 bps
Net charge-offs to avg. loans for the period	0.01%	0 bps

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Diversified Commercial Loans By Geography & Mix

Quarter Highlights

- Commercial loan portfolio increased by ~$820,000, 0.1% annualized
- Net funding of $128 million for Q2 compared to $109 million for Q1
- Q2 loan growth distribution
  - 28% C&I
  - 21% owner occupied CRE
  - 51% non-owner occupied CRE
    - disbursed across major sub-sectors
- Commercial pipeline at $118 million compared to $130 million at the end of Q1
- YTD net charge-offs of 1 basis point
- New production yield ~1.76% higher on average than total commercial portfolio yield

Note: Data as of 6/30/23

Geographic Dispersion


West Michigan, 19%
Northern Indiana, 13%
East Michigan, 7%
Central Indiana, 31%
Northern Michigan, 9%
Southwest Michigan, 17%
Other, 4%

Portfolio Composition


Develop./Land, 1%
Res. Spec. Homes, 1%
Ag Loans, 2%
Owner Occ. Real Estate, 23%
Non-Owner Occupied Real Estate, 48%
C&I, 25%

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 1% 2% 3% 3% 3% 4% 6% 6% 6% 6% 10% Farm Land Mini Storage All Others Medical Office Lessors - Residential 1-4 Lessors Student Housing Retail Motel Warehouse/Industrial Office (except medical) Lessors - Residential Multi Note: Data as of 6/30/23. All percentages are of total commercial loans. 1% 1% 1% 1% 2% 2% 2% 2% 3% 3% 5% Wholesale Trade Professional & Technical Services Construction All Others Restaurants Leisure and Hospitality Manufacturing Retail Trade Real Estate Rental & Leasing Individuals and Other Services Health Care, Edu. Social Assist. 1% 1% 1% 1% 1% 1% 2% 2% 3% 3% 3% 3% 5% Agriculture Professional & Technical Services Restaurants Transportation & Warehousing Retail Trade All Others Real Estate Rental & Leasing Construction Government Manufacturing Health Care, Educational Social Assist. Individuals and Other Services Finance & Insurance 7 Non-Owner Occupied CRE – 51% of Total Commercial Loans ~$1.3 Billion Owner Occupied CRE – 23% of Total Commercial Loans ~$0.6 Billion C&I Loans – 26% of Total Commercial Loans ~$0.6 Billion Diversified Commercial Loans By Industry Commercial Loans - $2.506 Billion

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 8 Note: Data as of 6/30/23. CRE Category Diversity 27% 27% 13% 7% 6% 5% 4% 4% 3% 2% 1% Greater Indianapolis Grand Rapids / Holland Greater Kalamazoo Greater Lansing Southeast MI NW Indiana SWMI / NCI Midland Greater Lafayette Fort Wayne Northern MI Office CRE 27% 16% 14% 11% 11% 6% 5% 4% 3% 1% 1% Southeast MI Greater Kalamazoo NW Indiana Grand Rapids / Holland Greater Indianapolis Greater Lansing Northern MI SWMI / NCI Midland Fort Wayne Greater Lafayette Retail CRE Southeast MI $43,865 Greater Kalamazoo $25,063 NW Indiana $22,416 Grand Rapids / Holland $17,942 Greater Indianapolis $17,209 Greater Lansing $10,356 Northern MI $8,164 SWMI / NCI $6,642 Midland $4,007 Fort Wayne $2,351 Greater Lafayette $2,057 $160,071 Average Loan $777 30-89 Days Delinquent / Total Outstanding 0% Non-Accrual / Total Outstanding 0% Greater Indianapolis $43,684 Grand Rapids / Holland $43,322 Greater Kalamazoo $21,921 Greater Lansing $12,038 Southeast MI $9,789 NW Indiana $8,420 SWMI / NCI $6,875 Midland $6,436 Greater Lafayette $5,246 Fort Wayne $2,939 Northern MI $1,795 $162,464 Average Loan $1,113 30-89 Days Delinquent / Total Outstanding 0% Non-Accrual / Total Outstanding 0% $ 0 0 0 s $ 0 0 0 s

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 9 Note: Data as of 6/30/23 4% of portfolio matures in 2H23 $ 0 0 0 s 2023 Maturities Remaining Average Rate 6.66% $ 0 0 0 s 2024 Maturities Average Rate 6.02% $178,709 $91,134 10% 5% All rates <6.00% rate Balance % of Total Adjusted CRE* $77,829 $36,619 4% 2% All rates <6.00% rate Balance % of Total Adjusted CRE* *Adjusted CRE excludes loans closed, non-accrual and matured prior to 2023 Well-Managed CRE Maturities

Prime Consumer Loans

Quarter Highlights

Consumer Direct

- Increased ~$2 million, consistent with plan
- YTD net recovery of 1 basis points
- New production yield ~1.18% higher on average than total consumer direct portfolio yield

Indirect Auto

- Decreased ~ $25MM, consistent with strategy
- YTD net charge-offs of 10 basis points
- New production yield ~3.81% higher on average than total indirect auto portfolio yield
- Short portfolio duration at 2.4 years provides flexibility for ALCO strategies



Direct Auto, 2.4%
Home Equity Term, 6.2%
Indirect Auto, 46.6%
Total Consumer Outstanding $1.0B
Unsecured Other, 0.4%
Secured Other, 0.4%
RV & Boat, 2.6%
HELOCs, 41.4%

Period-End Weighted Average Portfolio Metrics		
	Direct Consumer	Indirect Auto
Credit Score	753	742
Debt-to-Income	41%	27%
Loan-to-value	72%	89%

Note: Data as of 6/30/23

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Prime Mortgage Loans

Quarter Highlights

- Mortgage portfolio increased $12MM, consisting of higher yielding jumbo loans
- ~70% of YTD production is saleable
- Results aligning with industry
  Q2: $68MM orig., $1.0M fee income
  Q1: $30MM orig., $785,000 fee income
- YTD net charge-offs of 0 basis points
- Consistent higher quality borrowers, significant capacity to pay and low LTV
- Portfolio production yield ~2.70% higher on average than total mortgage portfolio yield



Construction, 7.0%
Total Outstanding $675M
Jumbo, 49.1%
Conforming, 42.9%
Rental, 1.0%

Mortgage Portfolio Weighted Metrics	
Credit Score	759
Debt-to-Income	33%
Loan-to-value	69%

Note: Data as of 6/30/23

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® $284 $138 $285 $379 $274 0.01% 0.00% 0.01% 0.01% 0.01% 2Q22 3Q22 4Q22 1Q23 2Q23 Net Charge Offs Commercial Resi Real Estate Consumer Total NCOs/Average Loans $ 0 0 0 s $20,206 $19,158 $21,840 $19,797 $22,109 0.51% 0.48% 0.52% 0.47% 0.52% 2Q22 3Q22 4Q22 1Q23 2Q23 Non-Performing Loans (period end) Commercial Resi Real Estate Consumer Total NPLs/Loans $ 0 0 0 s 12 CECL $52,350 $51,369 $50,464 $49,526 $49,976 1.32% 1.27% 1.21% 1.17% 1.17% 2Q22 3Q22 4Q22 1Q23 2Q23 ACL ACL/Loans Strong Asset Quality Metrics Allowance for Credit Losses (period end) $ 0 0 0 s 30-89 Days Delinquent (period end) $ 0 0 0 s $6,739 $6,970 $10,709 $13,971 $10,913 0.16% 0.16% 0.25% 0.33% 0.26% 2Q22 3Q22 4Q22 1Q23 2Q23 39 to 89 days delinquent Delinquencies/Loans

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 HBNC U.S. commercial banks¹ Net charge offs as a % of average loans 0.15% 0.50 0.41% 0.01% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 HBNC U.S. commercial banks¹ Nonperforming assets as % of assets 0.20% 0.39% 0.31% 0.27% Source: SNL Financial Note: Financial data as of March 31, 2023; ¹ Based on regulatory financials for all U.S. commercial banks as defined by SNL Financial banking industry aggregates Proven Credit Quality Through Cycles 13

Granular and Tenured Deposits

Seasoned, Core Deposit Base

- Consumer: $14K avg. account balance 11 year avg. tenure
- Commercial: $80K avg. account balance 10 year avg. tenure
- Public: $910K avg. account balance 11 year avg. tenure

50% of Balances in Checking Accounts

- Daily operating accounts of clients
- Long tenured relationships of 11 years

79% of Balances Insured/Collateralized

- Significant portion of deposits covered by FDIC, Collateralized or IntraFi
- Additional coverage through Indiana Public Deposit Insurance Fund (PDIF)


79%
27%
Total
Deposits at
6/30/23
$5.7B
21%
52%
FDIC Insured
<$250K, Collateralized and/or Third-Party Insured (e.g., IntraFi and Indiana PDIF)

Note: Data as of 6/30/23

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Note: Data as of 6/30/23 15 Deposit Stability & Strength Cyclical Balance Fluctuation • Public Funds $118MM • Retained relationships • Larger in size, fluid environment. • Aligning pricing and terms with ALCO strategies Stability in Core Relationships • Cons/Comm Portfolio ($109MM) • Combined Changed (2.54%) • Consumer portfolio ($55MM)/(2.14%) • Commercial portfolio ($54MM)/(3.17%) • Movement between deposit classes Borrowings • +40MM • Attractive funding cost at ~50-75 bpts lower than Public • Income accretive decisions • Significant liquidity capacity • $116M in Fed Funds sold Savings $3,000 $2,500 $2,000 $1,500 $1,000 $500 Checking CD $2,575 $2,520 1Q23 2Q23 Consumer $1,706 $1,652 1Q23 2Q23 Commercial $1,420 $1,538 1Q23 2Q23 Public $1,312 $1,352 1Q23 2Q23 Borrowings Dollar amounts in thousands.

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Ample Available Liquidity 16 Sources of Liquidity $2,741 $363 $400 $1,542 $436 Total Unsecured Lines/Other Brokered Deposits Capacity Available Lines Cash/Marketable Investments March 31, 2023 $2,879 $437 $399 $1,523 $520 Total Unsecured Lines/Other Brokered Deposits Capacity Available Lines Cash/Marketable Investments June 30, 2023 $millions $millions Available Liquidity • >$1.5B of immediately available secured borrowings at June 30, 2023 • ~ $650M of unpledged securities at June 30, 2023 Term Borrowings • $1.2B of term borrowings at June 30, 2023 at a weighted average fixed rate of 3.47% and an expected duration of ~ 9 months • $500M of borrowings at June 30, 2023 are a 10 year fixed rate putable with under a 1 year lock at a rate of 2.66%

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 17 Fee Income Rebuild Non-interest Income ($000s) $12,434 $10,188 $10,674 $9,620 $10,997 $0 $2,500 $5,000 $7,500 $10,000 $12,500 $15,000 2Q22 3Q22 4Q22 1Q23 2Q23 Service fees Fiduciary activities Mortgage related income All Other • Continuing to rebuild fee income following contributions from cyclical mortgage production in 2021 and early 2022 • Diversified growth from the linked quarter reflected increases of: o 28.0% in gain on sale of mortgage loans o 11.9% in account service, wire transfer and interchange fees o 3.5% in BOLI cash value • Growth trending upward Quarter Highlights Note: Data as of 6/30/23

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 18 Hallmark Focus on Expense Management $35,404 $36,816 $35,711 $34,524 $36,262 1.90% 1.91% 1.84% 1.79% 1.86% $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 2Q22 3Q22 4Q22 1Q23 2Q23 All Other Non-interest Expense Salaries & Employee Benefits Non-interest Expense ($000s) • Non-interest expense to average assets annualized o 1.86% for 2Q23 o 1.82% for YTD23 o On track with <1.90% expectation for FY23 • Reflects merit, commission and variable benefit increases with salaries and benefits increasing 7.7% from 1Q23 and 1.0% from 2Q22 • Other non-interest expense remained consistent Quarter Highlights Note: Data as of 6/30/23

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Disciplined Pricing & Stabilizing Costs 19 $3.8 $3.6 $3.5 $3.6 $3.6 $3.8 $3.9 $4.0 $4.1 $4.2 $4.6 $4.8 $5.0 $5.9 $5.8 $5.9 $5.8 $5.9 $5.8 $5.6 4.22% 4.25% 4.38% 4.34% 4.10% 4.33% 4.61% 5.02% 5.44% 5.78% 0.21% 0.17% 0.14% 0.11% 0.10% 0.11% 0.28% 0.71% 1.04% 1.35% 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 Loan Yields and Deposit Costs Total Average Loans ($B) Total Average Deposits ($B) Average Loan Yield Average Cost of Total Deposits(1) (1) See Footnote Index and non-GAAP reconciliations in Appendix.

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Fed Agy CMO, 3% State and Muni, 51% Fed Agy MBS, 18% Private labeled MBS, 1% U.S. Treasury, 19% Corp, 8% Total Investments at 6/30/23 $2.9B 20 Investment portfolio cash flows are helping to fund higher yielding loans • Book yield of 2.22%, effective duration of 6.41 years • Positive spread over total cost of funds • $41 million of cash flows during Q2 • Estimated $60 million of cash flows expected through the end of 2023, not including sales • Run off yield in 2023 is 2.49% • Sold ~ $25 million in securities in the second quarter with a slight gain Investment Portfolio Securities Portfolio Detail Security Type ($000s) 2Q 2023 Amortized Cost 1Q 2023 Amortized Cost QoQ Change 1Q 2023 Duration (yrs) U.S. Treasury and federal agencies $582 $589 $(7) 4.45 Mortgage-backed 652 667 (15) 5.05 Corporate securities 245 246 (1) 4.92 State and municipal 1,538 1,578 (40) 8.23 Total Securities $3,017 $3,080 $(63) 6.41

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 11.6% 12.0% 11.3% 12.0% 11.3% 11.3% 11.6% 12.0% 11.9% 12.1% 11.4% 11.2% 2018 2019 2020 2021 2022 2Q23 10.1% 10.5% 10.7% 9.2% 10.2% 9.7% 9.9% 9.9% 9.0% 8.9% 9.5% 9.3% 2018 2019 2020 2021 2022 2Q23 13.4% 14.0% 14.9% 15.4% 13.4% 14.4% 13.5% 13.5% 14.3% 14.2% 13.6% 13.7% 2018 2019 2020 2021 2022 2Q23 Source: S&P Global Market Intelligence. Note: Company closed the acquisition of Salin Bancshares, Inc. in March 2019. TCE / TA (%) Leverage Ratio (%) Total RBC Ratio (%) 4.0% Adequate + Buffer 7.0% KBW Regional Bank Index Median - MRQ Solid Regulatory Capital 10.5% HBNC Ratio 8.8% 9.3% 9.1% 7.6% 6.6% 6.9% 9.1% 9.3% 8.6% 8.3% 7.2% 7.2% 2018 2019 2020 2021 2022 2Q23 CET1 Ratio (%) 21

Improving Tangible Common Equity



$11.11
$10.82
$11.59
$12.17
$12.34
6.5%
6.3%
6.6%
6.9%
6.9%
2Q22
3Q22
4Q22
1Q23
2Q23
TCE / TA
TBV / Share



$93,064
$123,121
$106,198
$92,032
$97,919
2Q22
3Q22
4Q22
1Q23
2Q23
Accumulated Other Comprehensive Loss

TCE/TA continues to grow

100bp parallel shock to AFS investments over the next quarter, the TCE ratio would be an estimated 6.6%

Accumulated Other Comprehensive Income metrics increased slightly

- We have the intent and ability to hold the investments to maturity
- Retained earnings and investments moving down the curve would earnback capital loss
- No impact to regulatory capital ratios

Note: Data as of period end; dollars in thousands except per share data

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HORIZON BANK

Productive Use of Capital

Strong Cash Position

- Currently represents approximately 8 quarters of the current dividend plus fixed costs
- Strong cash position provides significant flexibility in managing the bank's balance sheet and capital while providing flexibility for opportunistic investments

Deploying Capital

- Investing to leverage capital through organic loan growth
- Opportunistic acquisitions with focus on lease models
- Stock buyback on pause until interest rates stabilize

Long-standing Dividend

- 30+ years of uninterrupted quarterly cash dividend
- Quarterly dividend increase of 6.3% to $0.16 per share in second quarter of 2022, resulting in tenth dividend increase in the last 11 years
- As of June 30, 2023, implied annualized dividend yield of 6.2%
- Targeted dividend payout ratio of 30-40% and aligned with capital retention strategy

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23

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Total Loan Growth 2.6% 6-8% Net Interest Margin 2.68% 2.55-2.65% Net Interest Income $91M $175-$185 M Non-Interest Income $21M $42-$45 M Annual Expenses to Average Assets 1.82% <1.90% ROAA 0.95% 0.93%-0.97% ROAE 10.62% 10.50%-10.90% TCE / TA (period end) 6.9% >7.0% Updated 2023 Expectations Actual 2023 YTD 24 Full-year 2023 expectations are as of July 26, 2023, based on assumptions including but not limited to one Federal Funds Target Rate increase in the second half of 2023. YTD 2023 actuals through June 30, 2023. FY 2023 Expectation

HORIZON BANK

Why Horizon?

A High-Performing Operator in Growth Markets

Very attractive Midwest markets

- Attractive Midwest Markets with strategic branch distribution throughout key growth areas and university towns
- Significant inflow of businesses and households due to desirable economic environment, quality of life, significant investment in infrastructure, and major industries of manufacturing, healthcare, education and high tech
- Flourishing ecosystem of suppliers, professional service firms and vendor partners

Solid loan growth with low credit risk profile

- Well balanced annualized loan growth of 5.3% in 1H23 across multiple segments and markets, with very limited concentration risk
- Continued significant opportunity within the portfolio through reinvestment into higher yielding loans and expand interest income
- A proven history of excellent credit metrics: 1 basis points charge-offs, 1.17% allowance for credit losses

Tenured and stable deposit base with significant liquidity

- Stable, granular deposit base with average account tenure over 10 years and majority of balances in transactional checking accounts
- Significant liquidity with $2.9 billion in availability and 79% deposits insured/collateralized
- Actively managing funding cost to create shareholder value

Disciplined operating culture

- 1.82% operating expenses/average assets in 1H23
- Proven credit metrics that have historically outperformed the market

Compelling value supported by commitment to dividend

- 92% P/TBV and 6.7x P/E (TTM)
- 6.2% dividend yield
- 30-year record of uninterrupted quarterly cash dividends to shareholders

Price multiples as of 7/21/2023

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 26 Appendix

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Commercial, $2,506M, 59% Residential Mortgage, $675M, 16% Consumer, $1,003M, 23% Mortgage Warehouse, $82M, 2% Held For Sale, $7M, 0% 27 Gross Loans at 6/30/23 $4.3B Commercial Loans by Industry ($M) 6/30/23 Balance % of Commercial Portfolio % of Total Loan Portfolio Lessors – Residential Multi Family $249 9.9% 5.8% Health Care, Educational & Social 204 8.1% 4.8% Individual and Other Services 162 6.5% 3.8% Office (except medical) 159 6.3% 3.7% Warehouse/Industrial 159 6.3% 3.7% Hotel 156 6.2% 3.7% Retail 155 6.2% 3.6% Real Estate Rental & Leasing 130 5.2% 3.0% Finance & Insurance 123 4.9% 2.9% Manufacturing 122 4.9% 2.9% Lessors – Student Housing 109 4.3% 2.6% Construction 88 3.5% 2.1% Retail Trade 83 3.3% 1.9% Lessors – Residential 1–4 Family 73 2.9% 1.7% Government 64 2.6% 1.5% Medical Office 63 2.5% 1.5% Restaurants 59 2.4% 1.4% Mini Storage 58 2.3% 1.4% Leisure and Hospitality 49 2.0% 1.1% Professional & Technical Services 44 1.8% 1.0% Transportation & Warehousing 37 1.5% 0.9% Farm Land 34 1.3% 0.8% Wholesale Trade 34 1.4% 0.8% Agriculture 20 0.8% 0.5% Other 72 2.9% 1.7% Total $2,506 100.0% 58.8% Diversified & Granular Loan Portfolio

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 28 Leader In Our Core Markets Source: S&P Global Market Intelligence. Deposit data as of 6/30/22, estimated pro forma for recent or pending transactions per S&P Global Market Intelligence MSA HBNC Rank HBNC Branches HBNC Market Share Deposits in Market ($M) Michigan City-La Porte, IN 1 8 55.3% $1,184 Indianapolis-Carmel-Anderson, IN 16 8 1.0% 791 Chicago-Naperville-Elgin, IL-IN-WI 47 10 0.1% 709 Lafayette-West Lafayette, IN 4 5 7.1% 344 Lansing-East Lansing, MI 12 4 2.4% 278 Niles, MI 4 5 12.0% 275 Detroit-Warren-Dearborn, MI 22 1 0.1% 224 Midland, MI 2 2 19.0% 219 Cadillac, MI 2 3 29.0% 219 Grand Rapids-Kentwood, MI 18 2 0.6% 192 Logansport, IN 3 1 17.5% 163 Columbus, IN 6 1 6.4% 118 Fort Wayne, IN 13 3 1.2% 114 Auburn, IN 3 2 11.9% 114 Warsaw, IN 5 2 5.1% 101 Kalamazoo-Portage, MI 9 1 2.0% 94 Big Rapids, MI 4 1 11.5% 80 Marion, IN 6 1 7.0% 68 Sturgis, MI 5 1 5.9% 62 Kokomo, IN 7 1 3.0% 47 Elkhart-Goshen, IN 10 1 0.9% 44 Kendallville, IN 5 1 4.8% 39 Saginaw, MI 12 1 0.8% 21 South Bend-Mishawaka, IN-MI 15 1 0.3% 17 Total Franchise 76 $5,900

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 29 Slide 5 • Adjusted net income and adjusted diluted EPS excludes swap termination fee and gain/(loss) on sale of investment securities, net of tax and death benefit on bank owned life insurance. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) • Adjusted net interest income and adjusted net interest margin exclude acquisition-related purchase accounting adjustments and swap termination fees. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) • Return on average tangible equity excludes average intangible assets from average equity. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) • Pre-tax, pre-provision income excludes income tax expense and credit loss expense. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) Slide 18 • Average cost of average total deposits includes average balances of non-interest bearing deposits. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) Slides 30-36 Use of Non-GAAP Financial Measures • Certain information set forth in the presentation materials refers to financial measures determined by methods other than in accordance with GAAP. Horizon believes these non-GAAP financial measures are helpful to investors and provide a greater understanding of our business without giving effect to purchase accounting impacts, one-time acquisition and other non-recurring costs and non-core items. These measures are not necessarily comparable to similar measures that may be presented by other companies and should not be considered in isolation or as a substitute for the related GAAP measure. Footnote Index

HORIZON BANK

Footnote Index

Non-GAAP Reconciliation of Net Income
(Dollars in Thousands, Unaudited)

	Three Months Ended				
	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Net income as reported	$ 18,763	$ 18,228	$ 21,165	$ 23,821	$ 24,859
Swap termination fee	(1,453)	-	-	-	-
Tax effect	305	-	-	-	-
Net income excluding swap termination fee	17,615	18,228	21,165	23,821	24,859
(Gain)/loss on sale of investment securities	(20)	500	-	-	-
Tax effect	4	(105)	-	-	-
Net income excluding (gain)/loss on sale of investment securities	17,599	18,623	21,165	23,821	24,859
Death benefit on bank owned life insurance ("BOLI")	-	-	-	-	(644)
Net income excluding death benefit on BOLI	17,599	18,623	21,165	23,821	24,215
Adjusted net income	$ 17,599	$ 18,623	$ 21,165	$ 23,821	$ 24,215

Non-GAAP Reconciliation of Diluted Earnings per Share
(Dollars in Thousands, Unaudited)

	Three Months Ended				
	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Diluted EPS as reported	$ 0.43	$ 0.42	$ 0.48	$ 0.55	$ 0.57
Swap termination fee	(0.03)	-	-	-	-
Tax effect	0.01	-	-	-	-
Diluted EPS excluding swap termination fee	0.41	0.42	0.48	0.55	0.57
(Gain)/loss on sale of investment securities	-	0.01	-	-	-
Tax effect	-	-	-	-	-
Diluted EPS excluding (gain)/loss on sale of investment securities	0.41	0.43	0.48	0.55	0.57
Death benefit on bank owned life insurance ("BOLI")	-	-	-	-	(0.01)
Diluted EPS excluding death benefit on BOLI	0.41	0.43	0.48	0.55	0.56
Adjusted diluted EPS	$ 0.41	$ 0.43	$ 0.48	$ 0.55	$ 0.56

EXCEPTIONAL SERVICE • SENSIBLE ADVICE ®

30

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 31 Footnote Index June 30, March 31, December 31, September 30, June 30, 2023 2023 2022 2022 2022 Net interest income as reported 46,160$ 45,237$ 48,782$ 51,861$ 52,044$ Average interest earning assets 7,212,640 7,201,266 7,091,980 7,056,208 6,943,633 Net interest income as a percentage of average interest earning assets ("Net Interest Margin") 2.69% 2.67% 2.85% 3.04% 3.13% Net interest income as reported 46,160$ 45,237$ 48,782$ 51,861$ 52,044$ Acquisition-related purchase accounting adjustments ("PAU") (651) (367) (431) (906) (1,223) Swap termination fee (1,453) - - - - Adjusted net interest income 44,056$ 44,870$ 48,351$ 50,955$ 50,821$ Adjusted net interest margin 2.57% 2.65% 2.83% 2.99% 3.06% Non-GAAP Reconciliation of Net Interest Margin (Dollars in Thousands, Unaudited) Three Months Ended

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 32 Footnote Index June 30, March 31, December 31, September 30, June 30, 2023 2023 2022 2022 2022 Average common equity 710,953$ 693,472$ 660,188$ 680,376$ 677,299$ Less: Average intangible assets 171,177 172,139 173,050 173,546 175,321 Average tangible equity 539,776$ 521,333$ 487,138$ 506,830$ 501,978$ Return on average tangible equity ("ROATE") as reported 13.94% 14.18% 17.24% 18.65% 19.86% Swap termination fee (1.08) - - - - Tax effect 0.23 - - - - ROATE excluding swap termination fee 13.09 14.18 17.24 18.65 19.86 (Gain)/loss on sale of investment securities (0.01) 0.39 - - - Tax effect - (0.08) - - - ROATE excluding (gain)/loss on sale of investment securities 13.08 14.49 17.24 18.65 19.86 Death benefit on bank owned life insurance ("BOLI") - - - - (0.51) ROATE excluding death benefit on BOLI 13.08 14.49 17.24 18.65 19.35 Adjusted ROATE 13.08% 14.49% 17.24% 18.65% 19.35% Non-GAAP Reconciliation of Return on Average Tangible Equity (Dollars in Thousands, Unaudited) Three Months Ended

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 33 Footnote Index June 30, March 31, December 31, September 30, June 30, 2023 2023 2022 2022 2022 Pre-tax income 20,215$ 20,091$ 23,814$ 25,834$ 28,834$ Provision for credit losses 680 242 (69) (601) 240 Pre-tax, pre-provision net income 20,895$ 20,333$ 23,745$ 25,233$ 29,074$ Pre-tax, pre-provision net income 20,895$ 20,333$ 23,745$ 25,233$ 29,074$ Swap termination fee (1,453) (Gain)/loss on sale of investment securities (20) 500 - - - Death benefit on bank owned life insurance - - - - (644) Adjusted pre-tax, pre-provision net income 19,422$ 20,833$ 23,745$ 25,233$ 28,430$ Average common equity 710,953$ 693,472$ 660,188$ 680,376$ 677,299$ Unadjusted pre-tax, pre-provision ROACE 11.79% 11.89% 14.27% 14.71% 17.22% Adjusted pre-tax, pre-provision ROACE 10.96% 12.18% 14.27% 14.71% 16.84% Non-GAAP Reconciliation of Pre-Tax, Pre-Provision Net Income (Dollars in Thousands, Unaudited) Three Months Ended

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 34 Footnote Index June 30, March 31, 2023 2023 Total deposit interest expense as reported 18,958$ 14,819$ Average interest bearing deposits 4,445,074 4,502,199 Annualized total deposit interest expense as a percentage of average interest bearing deposits ("Cost of Interest Bearing Deposits") 1.71% 1.33% Average interest bearing deposits 4,445,074 4,502,199 Average non-interest bearing deposits 1,186,520 1,255,697 Average total deposits 5,631,594$ 5,757,896$ Annualized deposit interest expense as a percentage of average total deposits ("Cost of Total Deposits") 1.35% 1.04% Non-GAAP Reconciliation of Cost of Deposits (Dollars in Thousands, Unaudited) Three Months Ended

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 35 Footnote Index December 31, September 30, June 30, March 31, 2022 2022 2022 2022 Total deposit interest expense as reported 10,520$ 4,116$ 1,677$ 1,496$ Average interest bearing deposits 4,555,887 4,478,741 4,540,959 4,478,621 Annualized total deposit interest expense as a percentage of average interest bearing deposits ("Cost of Interest Bearing Deposits") 0.92% 0.36% 0.15% 0.14% Average interest bearing deposits 4,555,887 4,478,741 4,540,959 4,478,621 Average non-interest bearing deposits 1,321,139 1,351,857 1,335,779 1,322,781 Average total deposits 5,877,026$ 5,830,598$ 5,876,738$ 5,801,402$ Annualized deposit interest expense as a percentage of average total deposits ("Cost of Total Deposits") 0.71% 0.28% 0.11% 0.10% Three Months Ended Non-GAAP Reconciliation of Cost of Deposits (Dollars in Thousands, Unaudited)

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 36 Footnote Index December 31, September 30, June 30, March 31, 2021 2021 2021 2021 Total deposit interest expense as reported 1,663$ 1,808$ 2,053$ 2,343$ Average interest bearing deposits 4,543,989 3,831,632 3,680,796 3,524,103 Annualized total deposit interest expense as a percentage of average interest bearing deposits ("Cost of Interest Bearing Deposits") 0.15% 0.19% 0.22% 0.27% Average interest bearing deposits 4,543,989 3,831,632 3,680,796 3,524,103 Average non-interest bearing deposits 1,366,621 1,180,890 1,139,068 1,063,268 Average total deposits 5,910,610$ 5,012,522$ 4,819,864$ 4,587,371$ Annualized deposit interest expense as a percentage of average total deposits ("Cost of Total Deposits") 0.11% 0.14% 0.17% 0.21% Three Months Ended Non-GAAP Reconciliation of Cost of Deposits (Dollars in Thousands, Unaudited)

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Investor Relations Contact 37 Mark E. Secor Executive Vice President and Chief Financial Officer Horizon Bancorp, Inc. 515 Franklin Street Michigan City, IN 46360 219-873–2611 Investor.HorizonBank.com